UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT EQUITY TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Large Cap Value Fund

Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2018

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

8	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

13	Calibrated Large Cap Value Fund

18	Calibrated Mid Cap Value Fund

23	Statements of Assets and Liabilities

25	Statements of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

36	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Supplemental Information to Shareholders

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund and
Lord Abbett Calibrated Mid Cap Value Fund

Annual Report

For the fiscal year ended July 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Equity Trust Funds for the fiscal year ended July 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Calibrated Large Cap Value Fund

For the fiscal year ended July 31, 2018, the Fund returned 8.18%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 9.54% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising

16.24% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 18.73%. During the period, there were several market-moving events. Notably, In December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The new bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard 35% rate. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The global trade war escalated significantly, with China threatening to impose additional tariffs on $50 billion of U.S. goods, and with the European Union, Canada and Mexico all joining the fray with their own retaliatory measures. In December 2017, the Fed raised its target for short-term interest rates by 0.25%, to a range of 1.25% - 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with two more rate hikes of 0.25% each at its March and June meetings to a 1.75% - 2.00% range. The U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period ended July 31, 2018, with domestic GDP growth ranging between 2.8% and 4.1% from the third quarter of 2017 to the second quarter of 2018. The 4.1% growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Stock selection within the consumer discretionary sector detracted from the Fund’s relative performance over the trailing 12-month period. Within the sector, the share price of Newell Rubbermaid, Inc., a manufacturer of consumer and commercial products, declined after the company became embroiled in a tug of war between activists Carl Icahn and Starboard Value, both of which were trying to unlock value at the beleaguered firm. The Fund’s overweight position in Lennar Corp., a homebuilders company engaging in the provision of real estate related financial services, detracted from relative performance over the trailing 12-month period, as investors responded negatively to news of the Department of Justice issuing a subpoena to the company’s mortgage subsidiary and to shifts in the company’s executive suite.

Stock selection in the utilities sector detracted from the Fund’s performance relative to its benchmark. An overweight position in PG&E Corp., an electricity and natural gas generation, transmission and distribution company, detracted after the California Department of Forestry and Fire Protection determined that the company’s equipment caused four of the North Bay fires in October 2017 and that the company would be strictly liable for property damages due to their negligence in three of them.

Stock selection within the information technology sector positively contributed to the Fund’s relative performance during the period. Within the sector, shares of computer storage, hardware and data management solutions company NetApp, Inc. rose, as the company posted over five consecutive quarters of 10% year-over-year revenue growth and grew its all-flash array business significantly amid increasing competition. An overweight position in ON Semiconductor Corp., a semiconductor components manufacturer, contributed to relative performance as shares rose. The company benefited from increasing year-over-year revenue in most of its segments and management reiterated the strength of current demand resulting in an upbeat outlook.

Stock selection within the energy sector also contributed to the Fund’s performance. Within the sector, an overweight of Valero Energy Corp., a manufacturer of transportation fuels and other petrochemical products, resulted in a positive contribution to relative performance. The company’s stock rose as investors rewarded its position at the bottom of the global refining cost curve, its optionality in its refinery portfolio, and its shareholder capital return program.

Lord Abbett Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2018, the Fund returned 7.52%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,4 which returned 9.07% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 16.24% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 18.73%. During the period, there were several market-moving events. Notably, In December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The new bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard 35% rate. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The global trade war escalated significantly, with China threatening to impose additional tariffs on $50 billion of U.S. goods, and with the European Union, Canada and Mexico all joining the fray with their own retaliatory measures. In December 2017, the Fed raised its target for short-term interest rates by 0.25%, to a range of 1.25% - 1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with two more rate hikes of 0.25% each at its March and June meetings to a 1.75% - 2.00% range. The U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period ended July 31, 2018, with domestic GDP growth ranging between 2.8% and 4.1% from the third quarter of 2017 to the second quarter of 2018. The 4.1% growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Stock selection within the real estate sector detracted from the Fund’s relative performance during the period. Within real estate, the Fund’s overweight in Kimco Realty Corp., a real estate investment trust company engaging in the operation of open-air shopping centers, detracted from performance as the stock fell. The company is going through a redevelopment period that is more dilutive than expected, and the lack of earnings growth has not been well-received by investors. An underweight position in Uniti Group Inc., a real estate investment trust company engaged in the acquisition and construction of mission infrastructure in the communications industry, also detracted from relative performance. Uniti Group Inc. was pressured by headline risk related to the ongoing Windstream litigation.

Stock selection in the health care sector also detracted from the Fund’s performance relative to its benchmark. Within health care, an overweight position in Cardinal Health, Inc., a health care services company providing pharmaceutical and medical products, detracted from relative performance as the company has been under pressure with generic drug price deflation, increased wholesaler competition for higher-margin independent customers, and a slowdown in brand drug price increases.

Stock selection within the industrials sector contributed to the Fund’s performance relative to the benchmark. Within the industrials sector, an overweight position in Kar Auction Services, Inc., a whole car auction services and salvage auction company in North America, contributed as the stock rose. The company benefited from strengthening volumes and margins in the Insurance Auto Auctions (salvage) business. An

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

underweight position in Nielsen Holdings Plc, a global marketing data collection and analytical services company, contributed to relative performance as shares declined. The company’s continued choppy performance in the Buy segment, which tracks consumer spending behaviors across different industries, as well as long-term concerns about secular changes in media consumption, pressured the stock.

Stock selection within the consumer discretionary sector also contributed to the Fund’s performance relative to its benchmark. Within the sector, an overweight of strong-performing PVH Corp., an apparel design and marketing company, resulted in a positive contribution to relative performance. The company’s stock advanced as it continued to benefit from strong revenue increases in the Calvin Klein and Tommy Hilfiger brands.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

4   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of July 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2018

	1 Year	5 Years	Life of Class
Class A3	1.94%	7.02%	11.66%
Class C4	6.38%	7.48%	11.83%
Class F5	8.43%	8.49%	12.86%
Class F3[6]	8.44%	–	7.61%
Class I5	8.44%	8.56%	12.95%
Class R2[5]	7.78%	7.92%	12.39%
Class R3[5]	7.92%	8.03%	12.42%
Class R4[7]	8.15%	–	7.39%
Class R5[7]	8.45%	–	7.67%
Class R6[7]	8.50%	–	7.70%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3   Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4   Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Classes began on June 30, 2015. Performance is at net asset value.

Calibrated Mid Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended July 31, 2018

	1 Year	5 Years	Life of Class
Class A3	1.36%	8.00%	12.15%
Class C4	5.70%	8.48%	12.32%
Class F5	7.76%	9.49%	13.36%
Class F3[6]	7.80%	–	8.14%
Class I5	7.79%	9.56%	13.46%
Class R2[5]	7.09%	8.93%	12.89%
Class R3[5]	7.26%	9.04%	12.99%
Class R4[7]	7.51%	–	7.00%
Class R5[7]	7.75%	–	7.26%
Class R6[7]	7.80%	–	7.28%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3   Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4   Commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 through July 31, 2018).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/18 – 7/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/18	7/31/18	2/1/18 – 7/31/18
Class A
Actual	$1,000.00	$978.60	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26
Class C
Actual	$1,000.00	$975.00	$7.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00
Class F
Actual	$1,000.00	$979.60	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class F3
Actual	$1,000.00	$980.00	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$2.91
Class I
Actual	$1,000.00	$980.00	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class R2
Actual	$1,000.00	$976.90	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R3
Actual	$1,000.00	$977.50	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51
Class R4
Actual	$1,000.00	$978.60	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26
Class R5
Actual	$1,000.00	$980.00	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class R6
Actual	$1,000.00	$980.00	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$2.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Class C, 0.60% for Class F, 0.58% for Class F3, 0.60% for Class I, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.58% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2018

Sector*	%**
Consumer Discretionary	7.75%
Consumer Staples	6.69%
Energy	10.85%
Financials	24.20%
Health Care	13.95%
Industrials	8.72%
Information Technology	9.90%
Materials	4.38%
Real Estate	4.29%
Telecommunication Services	3.53%
Utilities	5.46%
Repurchase Agreement	0.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Calibrated Mid Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/18	7/31/18	2/1/18 – 7/31/18
Class A
Actual	$1,000.00	$998.20	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class C
Actual	$1,000.00	$994.00	$8.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.50
Class F
Actual	$1,000.00	$999.10	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class F3
Actual	$1,000.00	$999.60	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.26
Class I
Actual	$1,000.00	$999.60	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R2
Actual	$1,000.00	$996.00	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51
Class R3
Actual	$1,000.00	$996.90	$5.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R4
Actual	$1,000.00	$998.20	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R5
Actual	$1,000.00	$999.10	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R6
Actual	$1,000.00	$999.60	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.65% for Class F3, 0.70% for Class I, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.65% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2018

Sector*	%**
Consumer Discretionary	11.21%
Consumer Staples	4.74%
Energy	7.75%
Financials	18.08%
Health Care	7.09%
Industrials	12.94%
Information Technology	8.85%
Materials	6.19%
Real Estate	13.29%
Utilities	9.40%
Repurchase Agreement	0.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED LARGE CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.42%

Aerospace & Defense 1.41%
Harris Corp.	23,000	$3,794
Raytheon Co.	14,700	2,911
Total		6,705

Airlines 0.87%
Delta Air Lines, Inc.	76,500	4,163

Auto Components 0.74%
Gentex Corp.	151,900	3,524

Automobiles 0.75%
Ford Motor Co.	357,000	3,584

Banks 12.63%
Bank of America Corp.	452,400	13,970
Citigroup, Inc.	23,100	1,661
Citizens Financial Group, Inc.	143,400	5,704
Comerica, Inc.	42,200	4,091
JPMorgan Chase & Co.	166,300	19,116
KeyCorp	106,800	2,229
TCF Financial Corp.	144,000	3,616
U.S. Bancorp	125,600	6,658
Wells Fargo & Co.	54,900	3,145
Total		60,190

Beverages 0.70%
Coca-Cola Co. (The)	71,500	3,334

Biotechnology 0.36%
Amgen, Inc.	8,800	1,730

Building Products 1.02%
Johnson Controls International plc	130,000	4,876

Capital Markets 3.14%
Affiliated Managers Group, Inc.	26,700	4,272
Ameriprise Financial, Inc.	17,600	2,564
CME Group, Inc.	13,000	2,069
E*TRADE Financial Corp.*	77,900	4,659
Investments	Shares	Fair Value (000)
Invesco Ltd.	51,800	$1,398
Total		14,962

Chemicals 2.75%
Celanese Corp. Series A	35,400	4,181
DowDuPont, Inc.	24,900	1,712
Ecolab, Inc.	12,000	1,688
Huntsman Corp.	45,500	1,526
LyondellBasell Industries NV Class A	36,200	4,011
Total		13,118

Commercial Services & Supplies 0.31%
KAR Auction Services, Inc.	25,100	1,492

Communications Equipment 1.89%
Cisco Systems, Inc.	213,000	9,008

Construction Materials 0.68%
Eagle Materials, Inc.	32,400	3,219

Consumer Finance 1.82%
Ally Financial, Inc.	61,300	1,641
Discover Financial Services	69,700	4,977
Santander Consumer USA Holdings, Inc.	107,400	2,066
Total		8,684

Containers & Packaging 0.94%
Graphic Packaging Holding Co.	308,600	4,484

Diversified Financial Services 1.57%
Berkshire Hathaway, Inc. Class B*	26,400	5,224
Voya Financial, Inc.	44,300	2,238
Total		7,462

Diversified Telecommunication Services 3.22%
AT&T, Inc.	265,100	8,475
Verizon Communications, Inc.	133,600	6,899
Total		15,374

See Notes to Financial Statements.	13

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
Electric: Utilities 3.96%
American Electric Power Co., Inc.	69,500	$4,944
Duke Energy Corp.	59,800	4,881
Edison International	31,100	2,072
Evergy, Inc.	27,037	1,517
PPL Corp.	189,300	5,446
Total		18,860

Electrical Equipment 1.66%
Eaton Corp. plc	49,500	4,117
Hubbell, Inc.	30,800	3,796
Total		7,913

Energy Equipment & Services 1.44%
Rowan Cos., plc Class A*	136,300	1,974
Schlumberger Ltd.	72,600	4,902
Total		6,876

Equity Real Estate Investment Trusts 4.28%
AvalonBay Communities, Inc.	27,900	4,934
Douglas Emmett, Inc.	49,900	1,938
Duke Realty Corp.	142,200	4,141
Federal Realty Investment Trust	31,700	3,978
Liberty Property Trust	34,400	1,475
UDR, Inc.	51,200	1,970
Welltower, Inc.	31,200	1,953
Total		20,389

Food & Staples Retailing 1.81%
Walgreens Boots Alliance, Inc.	72,400	4,896
Walmart, Inc.	41,700	3,721
Total		8,617

Food Products 1.62%
J.M. Smucker Co. (The)	14,700	1,633
Kraft Heinz Co. (The)	38,000	2,290
Tyson Foods, Inc. Class A	65,500	3,776
Total		7,699
Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 2.45%
Abbott Laboratories	87,400	$5,728
Baxter International, Inc.	21,000	1,522
Medtronic plc (Ireland)(a)	49,300	4,448
Total		11,698

Health Care Providers & Services 3.69%
Cardinal Health, Inc.	55,700	2,782
Centene Corp.*	10,900	1,421
Envision Healthcare Corp.*	85,900	3,802
Express Scripts Holding Co.*	65,400	5,197
HCA Healthcare, Inc.	16,200	2,012
Humana, Inc.	7,500	2,356
Total		17,570

Hotels, Restaurants & Leisure 0.85%
Carnival Corp.	39,500	2,340
Las Vegas Sands Corp.	23,900	1,718
Total		4,058

Household Durables 0.94%
Lennar Corp. Class A	58,500	3,058
Whirlpool Corp.	11,000	1,442
Total		4,500

Household Products 1.60%
Kimberly-Clark Corp.	14,700	1,674
Procter & Gamble Co. (The)	73,500	5,944
Total		7,618

Information Technology Services 1.43%
Cognizant Technology Solutions Corp. Class A	44,700	3,643
International Business Machines Corp.	22,050	3,196
Total		6,839

Insurance 4.98%
Allstate Corp. (The)	15,100	1,436
Arch Capital Group Ltd.*	146,400	4,474
Chubb Ltd. (Switzerland)(a)	31,900	4,457
Hartford Financial Services Group, Inc. (The)	79,400	4,184

14	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
Insurance (continued)
Prudential Financial, Inc.	26,800	$2,705
RenaissanceRe Holdings Ltd.	35,500	4,681
Unum Group	44,900	1,784
Total		23,721

Machinery 1.49%
Caterpillar, Inc.	26,800	3,854
Parker-Hannifin Corp.	19,300	3,263
Total		7,117

Media 2.57%
Charter Communications, Inc. Class A*	10,200	3,106
Comcast Corp. Class A	161,400	5,775
Walt Disney Co. (The)	29,700	3,373
Total		12,254

Multi-Line Retail 1.08%
Target Corp.	64,000	5,164

Multi-Utilities 1.49%
Dominion Energy, Inc.	55,200	3,958
Sempra Energy	27,000	3,121
Total		7,079

Oil, Gas & Consumable Fuels 9.37%
Anadarko Petroleum Corp.	55,500	4,060
Chevron Corp.	118,000	14,900
ConocoPhillips	94,300	6,806
Devon Energy Corp.	89,900	4,047
Exxon Mobil Corp.	81,700	6,659
Kinder Morgan, Inc.	112,000	1,991
Valero Energy Corp.	52,500	6,213
Total		44,676

Pharmaceuticals 7.41%
Jazz Pharmaceuticals plc (Ireland)*(a)	13,500	2,336
Johnson & Johnson	68,200	9,038
Merck & Co., Inc.	89,200	5,876
Mylan NV*	99,600	3,716
Pfizer, Inc.	359,300	14,347
Total		35,313
Investments	Shares	Fair Value (000)
Road & Rail 1.11%
Union Pacific Corp.	35,200	$5,276

Semiconductors & Semiconductor Equipment 3.93%
Broadcom, Inc.	14,200	3,149
Intel Corp.	196,700	9,461
Qorvo, Inc.*	33,900	2,772
QUALCOMM, Inc.	52,600	3,371
Total		18,753

Software 1.69%
FireEye, Inc.*	146,900	2,281
Microsoft Corp.	25,500	2,705
Oracle Corp.	64,800	3,090
Total		8,076

Specialty Retail 0.79%
AutoZone, Inc.*	2,800	1,975
Sally Beauty Holdings, Inc.*	108,600	1,791
Total		3,766

Technology Hardware, Storage & Peripherals 0.92%
NetApp, Inc.	39,400	3,054
Xerox Corp.	51,000	1,325
Total		4,379

Tobacco 0.95%
Philip Morris International, Inc.	52,700	4,548

Trading Companies & Distributors 0.82%
Air Lease Corp.	89,000	3,913

Wireless Telecommunication Services 0.29%
T-Mobile US, Inc.*	23,200	1,392
Total Common Stocks (cost $446,207,110)		473,973

See Notes to Financial Statements.	15

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2018

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.28%

Repurchase Agreement
Repurchase Agreement dated 7/31/2018, 1.05% due 8/1/2018 with Fixed Income Clearing Corp. collateralized by $1,405,000 of U.S. Treasury Note at 1.875% due 2/28/2022 value: $1,371,669; proceeds: $1,342,973 (cost $1,342,933)	$1,343	$1,343
Total Investments in Securities 99.70% (cost $447,550,043)		475,316
Cash and Other Assets in Excess of Liabilities(b) 0.30%		1,450
Net Assets 100.00%		$476,766

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at July 31, 2018:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	September 2018	16	Long	$2,226,471	$2,253,680	$27,209

16	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED LARGE CAP VALUE FUND July 31, 2018

The following is a summary of the inputs used as of July 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$473,973	$–	$–	$473,973
Short-Term Investment
Repurchase Agreement	–	1,343	–	1,343
Total	$473,973	$1,343	$–	$475,316

Other Financial Instruments
Futures Contracts
Assets	$27	$–	$–	$27
Liabilities	–	–	–	–
Total	$27	$–	$–	$27

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2018.

See Notes to Financial Statements.	17

Schedule of Investments

CALIBRATED MID CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.56%

Aerospace & Defense 1.85%
Harris Corp.	52,800	$8,709
Textron, Inc.	81,200	5,544
Total		14,253

Airlines 1.35%
Alaska Air Group, Inc.	27,500	1,728
American Airlines Group, Inc.	113,700	4,496
United Continental Holdings, Inc.*	51,500	4,140
Total		10,364

Auto Components 0.81%
Gentex Corp.	268,400	6,227

Banks 7.55%
Citizens Financial Group, Inc.	218,600	8,696
Comerica, Inc.	105,700	10,247
First Horizon National Corp.	274,200	4,906
KeyCorp	543,800	11,349
M&T Bank Corp.	57,700	10,002
TCF Financial Corp.	247,200	6,207
Western Alliance Bancorp*	118,800	6,738
Total		58,145

Beverages 0.64%
Molson Coors Brewing Co. Class B	73,600	4,931

Building Products 0.66%
Lennox International, Inc.	23,400	5,080

Capital Markets 2.50%
Affiliated Managers Group, Inc.	17,100	2,736
E*TRADE Financial Corp.*	133,600	7,990
Invesco Ltd.	314,700	8,494
Total		19,220

Chemicals 1.67%
Celanese Corp. Series A	73,100	8,634
Huntsman Corp.	126,301	4,235
Total		12,869
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 1.00%
KAR Auction Services, Inc.	88,300	$5,249
Republic Services, Inc.	34,200	2,479
Total		7,728

Communications Equipment 0.63%
Juniper Networks, Inc.	183,400	4,831

Construction Materials 0.70%
Eagle Materials, Inc.	53,900	5,355

Consumer Finance 1.68%
Discover Financial Services	48,000	3,428
Santander Consumer USA Holdings, Inc.	122,000	2,347
Synchrony Financial	248,400	7,189
Total		12,964

Containers & Packaging 2.61%
Avery Dennison Corp.	24,000	2,752
Bemis Co., Inc.	49,500	2,273
Crown Holdings, Inc.*	102,500	4,640
Graphic Packaging Holding Co.	434,600	6,315
International Paper Co.	76,500	4,110
Total		20,090

Electric: Utilities 4.79%
Alliant Energy Corp.	129,800	5,578
Edison International	110,600	7,369
Evergy, Inc.	138,500	7,768
Eversource Energy	55,600	3,376
PPL Corp.	343,200	9,874
Xcel Energy, Inc.	61,600	2,887
Total		36,852

Electrical Equipment 1.64%
AMETEK, Inc.	32,400	2,521
Hubbell, Inc.	57,500	7,087
nVent Electric plc (United Kingdom)(a)	109,600	3,003
Total		12,611

18	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
Electronic Equipment, Instruments & Components 1.26%
Corning, Inc.	207,800	$6,895
Jabil, Inc.	100,300	2,825
Total		9,720

Energy Equipment & Services 2.02%
National Oilwell Varco, Inc.	137,300	6,675
Rowan Cos., plc Class A*	424,700	6,150
Superior Energy Services, Inc.*	274,900	2,705
Total		15,530

Equity Real Estate Investment Trusts 12.79%
American Homes 4 Rent Class A	149,200	3,303
AvalonBay Communities, Inc.	35,100	6,207
Boston Properties, Inc.	62,500	7,846
Digital Realty Trust, Inc.	33,000	4,007
Duke Realty Corp.	280,100	8,156
Essex Property Trust, Inc.	23,000	5,530
Extra Space Storage, Inc.	25,900	2,434
Federal Realty Investment Trust	54,700	6,865
GGP, Inc.	268,000	5,714
Mid-America Apartment Communities, Inc.	51,200	5,160
Regency Centers Corp.	68,500	4,359
SL Green Realty Corp.	84,800	8,744
Starwood Property Trust, Inc.	207,600	4,741
UDR, Inc.	252,200	9,705
Ventas, Inc.	150,100	8,463
Vornado Realty Trust	101,300	7,285
Total		98,519

Food & Staples Retailing 0.71%
US Foods Holding Corp.*	161,900	5,474

Food Products 2.55%
Bunge Ltd.	80,200	5,544
Hormel Foods Corp.	76,300	2,745
J.M. Smucker Co. (The)	36,700	4,078
Investments	Shares	Fair Value (000)
Tyson Foods, Inc. Class A	126,000	$7,264
Total		19,631

Health Care Equipment & Supplies 1.76%
Hill-Rom Holdings, Inc.	49,200	4,635
Hologic, Inc.*	62,200	2,669
Zimmer Biomet Holdings, Inc.	50,000	6,276
Total		13,580

Health Care Providers & Services 2.98%
Cardinal Health, Inc.	57,500	2,872
Centene Corp.*	24,200	3,154
Envision Healthcare Corp.*	124,800	5,524
Laboratory Corp. of America Holdings*	31,100	5,453
Universal Health Services, Inc. Class B	48,800	5,958
Total		22,961

Hotels, Restaurants & Leisure 1.79%
Aramark	190,300	7,652
MGM Resorts International	145,700	4,570
Norwegian Cruise Line Holdings Ltd.*	30,500	1,526
Total		13,748

Household Durables 1.99%
Leggett & Platt, Inc.	44,000	1,917
Lennar Corp. Class A	157,841	8,250
Newell Brands, Inc.	198,300	5,194
Total		15,361

Household Products 0.84%
Church & Dwight Co., Inc.	115,400	6,451

Independent Power and Renewable Electricity Producer 1.11%
AES Corp.	638,300	8,528

Information Technology Services 3.57%
DXC Technology Co.	55,900	4,737
Fidelity National Information Services, Inc.	65,700	6,776
Leidos Holdings, Inc.	138,400	9,469

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
Information Technology Services (continued)
Worldpay, Inc. Class A*	79,700	$6,550
Total		27,532

Insurance 6.35%
Arch Capital Group Ltd.*	273,800	8,367
Argo Group International Holdings Ltd.	42,000	2,627
Arthur J Gallagher & Co.	84,400	6,022
Fidelity National Financial, Inc.	123,300	4,994
Hanover Insurance Group, Inc. (The)	19,600	2,458
Hartford Financial Services Group, Inc. (The)	171,600	9,043
Lincoln National Corp.	37,600	2,561
RenaissanceRe Holdings Ltd.	55,700	7,344
Unum Group	138,800	5,515
Total		48,931

Internet Software & Services 0.30%
Twitter, Inc.*	71,600	2,282

Leisure Products 0.45%
Hasbro, Inc.	34,500	3,436

Life Sciences Tools & Services 0.58%
PerkinElmer, Inc.	56,500	4,474

Machinery 3.59%
Cummins, Inc.	21,400	3,056
IDEX Corp.	27,100	4,162
PACCAR, Inc.	68,700	4,515
Parker-Hannifin Corp.	18,600	3,144
Pentair plc (United Kingdom)(a)	108,300	4,836
Stanley Black & Decker, Inc.	53,100	7,937
Total		27,650

Media 2.48%
Cinemark Holdings, Inc.	180,100	6,469
Discovery, Inc. Class A*	137,600	3,658
Investments	Shares	Fair Value (000)
Interpublic Group of Cos., Inc. (The)	231,500	$5,220
Viacom, Inc. Class B	128,500	3,733
Total		19,080

Metals & Mining 0.75%
Steel Dynamics, Inc.	122,200	5,754

Multi-Line Retail 1.87%
Dollar General Corp.	68,700	6,743
Kohl’s Corp.	60,200	4,447
Macy’s, Inc.	80,700	3,206
Total		14,396

Multi-Utilities 3.51%
Ameren Corp.	82,100	5,095
Consolidated Edison, Inc.	58,200	4,594
Public Service Enterprise Group, Inc.	166,900	8,605
Sempra Energy	75,400	8,716
Total		27,010

Oil, Gas & Consumable Fuels 5.73%
Cimarex Energy Co.	66,700	6,576
Continental Resources, Inc.*	92,000	5,876
EQT Corp.	65,600	3,259
Marathon Oil Corp.	408,600	8,630
Marathon Petroleum Corp.	77,900	6,297
Noble Energy, Inc.	235,100	8,485
Pioneer Natural Resources Co.	8,600	1,628
Williams Cos., Inc. (The)	114,700	3,412
Total		44,163

Paper & Forest Products 0.46%
Domtar Corp.	74,300	3,583

Pharmaceuticals 1.76%
Jazz Pharmaceuticals plc (Ireland)*(a)	26,000	4,500
Mylan NV*	243,200	9,074
Total		13,574

20	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2018

Investments	Shares	Fair Value (000)
Professional Services 0.78%
ManpowerGroup, Inc.	64,100	$5,978

Real Estate Management & Development 0.50%
Jones Lang LaSalle, Inc.	22,700	3,882

Road & Rail 0.69%
Ryder System, Inc.	67,900	5,316

Semiconductors & Semiconductor Equipment 1.62%
Marvell Technology Group Ltd.	233,300	4,972
Qorvo, Inc.*	91,800	7,505
Total		12,477

Specialty Retail 1.45%
AutoZone, Inc.*	3,900	2,752
Burlington Stores, Inc.*	25,300	3,866
Penske Automotive Group, Inc.	87,700	4,578
Total		11,196

Technology Hardware, Storage & Peripherals 1.47%
NetApp, Inc.	102,600	7,954
Western Digital Corp.	48,300	3,388
Total		11,342

Textiles, Apparel & Luxury Goods 0.38%
PVH Corp.	18,900	2,901

Trading Companies & Distributors 1.39%
Air Lease Corp.	148,700	6,537
HD Supply Holdings, Inc.*	95,100	4,182
Total		10,719
Total Common Stocks (cost $747,146,974)		766,699
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.46%

Repurchase Agreement
Repurchase Agreement dated 7/31/2018, 1.05% due 8/1/2018 with Fixed Income Clearing Corp. collateralized by $3,690,000 of U.S. Treasury Note at 1.875% due 2/28/2022; value: $3,602,462; proceeds: $3,530,481 (cost $3,530,378)	$3,530	$3,530
Total Investments in Securities 100.02% (cost $750,677,352)		770,229
Liabilities in Excess of Other Assets(b) (0.02)%		(160)
Net Assets 100.00%		$770,069

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	21

Schedule of Investments (concluded)

CALIBRATED MID CAP VALUE FUND July 31, 2018

Open Futures Contracts at July 31, 2018:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	September 2018	21	Long	$2,908,753	$2,957,955	$49,202

The following is a summary of the inputs used as of July 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$766,699	$–	$–	$766,699
Short-Term Investment
Repurchase Agreement	–	3,530	–	3,530
Total	$766,699	$3,530	$–	$770,229

Other Financial Instruments
Futures Contracts
Assets	$49	$–	$–	$49
Liabilities	–	–	–	–
Total	$49	$–	$–	$49

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2018.

22	See Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2018

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
ASSETS:
Investments in securities, at cost	$447,550,043	$750,677,352
Investments in securities, at fair value	$475,315,759	$770,228,988
Cash	5,600	–
Deposits with brokers for futures collateral	72,800	117,600
Receivables:
Investment securities sold	964,852	249,567
Interest and dividends	548,332	250,870
Capital shares sold	240,707	252,247
From advisor (See Note 3)	40,003	27,615
Variation margin for futures contracts	8,854	14,538
Prepaid expenses and other assets	41,698	45,748
Total assets	477,238,605	771,187,173
LIABILITIES:
Payables:
Management fee	238,929	390,394
Capital shares reacquired	63,116	367,377
Trustees’ fees	45,911	77,093
12b-1 distribution plan	30,662	81,226
Fund administration	15,929	26,026
To bank	–	84
Accrued expenses	78,265	175,706
Total liabilities	472,812	1,117,906
NET ASSETS	$476,765,793	$770,069,267
COMPOSITION OF NET ASSETS:
Paid-in capital	$436,031,455	$706,564,482
Undistributed net investment income	4,269,347	3,905,389
Accumulated net realized gain on investments and futures contracts	8,672,066	39,998,558
Net unrealized appreciation on investments and futures contracts	27,792,925	19,600,838
Net Assets	$476,765,793	$770,069,267

See Notes to Financial Statements.	23

Statements of Assets and Liabilities (concluded)

July 31, 2018

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Net assets by class:
Class A Shares	$69,437,872	$93,147,090
Class C Shares	$13,546,112	$44,206,416
Class F Shares	$8,500,625	$92,221,240
Class F3 Shares	$3,475,719	$3,265,502
Class I Shares	$378,923,858	$514,972,088
Class R2 Shares	$497,033	$1,582,188
Class R3 Shares	$112,934	$5,479,688
Class R4 Shares	$12,462	$4,306,916
Class R5 Shares	$12,559	$4,611,364
Class R6 Shares	$2,246,619	$6,276,775
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	3,299,110	4,194,711
Class C Shares	656,599	2,036,868
Class F Shares	402,474	4,141,024
Class F3 Shares	164,552	146,440
Class I Shares	17,950,074	23,097,787
Class R2 Shares	23,509	71,234
Class R3 Shares	5,404.55	246,655
Class R4 Shares	593.37	194,567
Class R5 Shares	595.21	206,855
Class R6 Shares	106,390	281,470
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.05	$22.21
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.33	$23.56
Class C Shares-Net asset value	$20.63	$21.70
Class F Shares-Net asset value	$21.12	$22.27
Class F3 Shares-Net asset value	$21.12	$22.30
Class I Shares-Net asset value	$21.11	$22.30
Class R2 Shares-Net asset value	$21.14	$22.21
Class R3 Shares-Net asset value	$20.90	$22.22
Class R4 Shares-Net asset value	$21.00	$22.14
Class R5 Shares-Net asset value	$21.10	$22.29
Class R6 Shares-Net asset value	$21.12	$22.30

24	See Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2018

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Investment income:
Dividends	$11,857,764	$17,358,612
Interest and other	12,359	17,524
Total investment income	11,870,123	17,376,136
Expenses:
Management fee	2,874,006	5,435,996
12b-1 distribution plan-Class A	185,579	239,834
12b-1 distribution plan-Class C	151,299	469,327
12b-1 distribution plan-Class F	12,495	116,480
12b-1 distribution plan-Class R2	2,836	12,203
12b-1 distribution plan-Class R3	880	25,494
12b-1 distribution plan-Class R4	30	9,999
Fund administration	191,601	362,400
Shareholder servicing	79,024	384,843
Registration	127,440	137,683
Professional	61,017	73,846
Custody	36,399	92,897
Reports to shareholders	28,398	60,334
Trustees’ fees	12,126	23,791
Other	45,296	66,941
Gross expenses	3,808,426	7,512,068
Expense reductions (See Note 9)	(1,678)	(4,729)
Fees waived and expenses reimbursed (See Note 3)	(593,240)	(413,341)
Net expenses	3,213,508	7,093,998
Net investment income	8,656,615	10,282,138
Net realized and unrealized gain (loss):
Net realized gain on investments	19,951,311	56,313,078
Net realized gain on futures contracts	77,759	494,276
Net change in unrealized appreciation/depreciation on investments	11,638,269	1,682,144
Net change in unrealized appreciation/depreciation on futures contracts	(1,495)	(4,374)
Net realized and unrealized gain	31,665,844	58,485,124
Net Increase in Net Assets Resulting From Operations	$40,322,459	$68,767,262

See Notes to Financial Statements.	25

Statements of Changes in Net Assets

	Calibrated Large Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2018	For the Year Ended July 31, 2017
Operations:
Net investment income	$8,656,615	$9,770,900
Net realized gain on investments and futures contracts	20,029,070	32,043,840
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,636,774	11,424,377
Net increase in net assets resulting from operations	40,322,459	53,239,117
Distributions to shareholders from:
Net investment income
Class A	(1,356,851)	(1,461,404)
Class C	(142,580)	(218,174)
Class F	(217,480)	(355,001)
Class F3	(81,717)	–
Class I	(7,354,848)	(7,359,121)
Class R2	(6,313)	(6,624)
Class R3	(3,497)	(3,419)
Class R4	(200)	(218)
Class R5	(230)	(242)
Class R6	(47,856)	(243)
Net realized gain
Class A	(5,429,992)	(1,076,582)
Class C	(1,075,278)	(260,387)
Class F	(818,600)	(241,945)
Class F3	(284,075)	–
Class I	(25,598,219)	(4,855,519)
Class R2	(31,081)	(5,751)
Class R3	(15,768)	(2,818)
Class R4	(798)	(159)
Class R5	(799)	(159)
Class R6	(166,362)	(159)
Total distributions to shareholders	(42,632,544)	(15,847,925)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	53,462,081	106,352,623
Reinvestment of distributions	39,716,714	14,478,514
Cost of shares reacquired	(116,824,775)	(87,553,262)
Net increase (decrease) in net assets resulting from capital share transactions	(23,645,980)	33,277,875
Net increase (decrease) in net assets	(25,956,065)	70,669,067
NET ASSETS:
Beginning of year	$502,721,858	$432,052,791
End of year	$476,765,793	$502,721,858
Undistributed net investment income	$4,269,347	$5,023,018

26	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Calibrated Mid Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2018	For the Year Ended July 31, 2017
Operations:
Net investment income	$10,282,138	$16,682,878
Net realized gain on investments and futures contracts	56,807,354	88,503,983
Net change in unrealized appreciation/depreciation on investments and futures contracts	1,677,770	8,021,565
Net increase in net assets resulting from operations	68,767,262	113,208,426
Distributions to shareholders from:
Net investment income
Class A	(1,123,563)	(1,965,228)
Class C	(201,513)	(410,679)
Class F	(1,462,733)	(2,275,963)
Class F3	(44,302)	–
Class I	(10,313,279)	(10,927,757)
Class R2	(18,624)	(33,220)
Class R3	(48,748)	(41,126)
Class R4	(47,731)	(24,322)
Class R5	(58,817)	(5,952)
Class R6	(109,896)	(11,638)
Net realized gain
Class A	(6,405,642)	–
Class C	(3,212,159)	–
Class F	(7,405,489)	–
Class F3	(203,378)	–
Class I	(47,418,837)	–
Class R2	(149,878)	–
Class R3	(327,920)	–
Class R4	(257,647)	–
Class R5	(270,346)	–
Class R6	(504,506)	–
Total distributions to shareholders	(79,585,008)	(15,695,885)
Capital share transactions (See Note 14)
Net proceeds from sales of shares	144,938,156	277,109,068
Reinvestment of distributions	75,532,779	14,638,941
Cost of shares reacquired	(471,115,350)	(277,566,111)
Net increase (decrease) in net assets resulting from capital share transactions	(250,644,415)	14,181,898
Net increase (decrease) in net assets	(261,462,161)	111,694,439
NET ASSETS:
Beginning of year	$1,031,531,428	$919,836,989
End of year	$770,069,267	$1,031,531,428
Undistributed net investment income	$3,905,389	$7,189,172

See Notes to Financial Statements.	27

Financial Highlights

CALIBRATED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
7/31/2018	$21.25	$0.34	$1.30	$1.64	$(0.37)	$(1.47)	$(1.84)
7/31/2017	19.55	0.40	2.01	2.41	(0.41)	(0.30)	(0.71)
7/31/2016	20.88	0.36	(0.04)	0.32	(0.36)	(1.29)	(1.65)
7/31/2015	22.30	0.33	1.15	1.48	(0.35)	(2.55)	(2.90)
7/31/2014	21.52	0.36	2.19	2.55	(0.29)	(1.48)	(1.77)

Class C
7/31/2018	20.84	0.18	1.27	1.45	(0.19)	(1.47)	(1.66)
7/31/2017	19.18	0.25	1.96	2.21	(0.25)	(0.30)	(0.55)
7/31/2016	20.53	0.22	(0.05)	0.17	(0.23)	(1.29)	(1.52)
7/31/2015	21.98	0.17	1.14	1.31	(0.21)	(2.55)	(2.76)
7/31/2014	21.30	0.19	2.17	2.36	(0.20)	(1.48)	(1.68)

Class F
7/31/2018	21.29	0.40	1.29	1.69	(0.39)	(1.47)	(1.86)
7/31/2017	19.57	0.44	2.03	2.47	(0.45)	(0.30)	(0.75)
7/31/2016	20.90	0.40	(0.06)	0.34	(0.38)	(1.29)	(1.67)
7/31/2015	22.32	0.36	1.16	1.52	(0.39)	(2.55)	(2.94)
7/31/2014	21.54	0.39	2.19	2.58	(0.32)	(1.48)	(1.80)

Class F3
7/31/2018	21.32	0.37	1.32	1.69	(0.42)	(1.47)	(1.89)
4/4/2017 to 7/31/2017(c)	20.98	0.11	0.23	0.34	–	–	–

Class I
7/31/2018	21.31	0.39	1.30	1.69	(0.42)	(1.47)	(1.89)
7/31/2017	19.60	0.45	2.02	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.94	0.41	(0.05)	0.36	(0.41)	(1.29)	(1.70)
7/31/2015	22.36	0.39	1.15	1.54	(0.41)	(2.55)	(2.96)
7/31/2014	21.56	0.41	2.21	2.62	(0.34)	(1.48)	(1.82)

Class R2
7/31/2018	21.34	0.27	1.30	1.57	(0.30)	(1.47)	(1.77)
7/31/2017	19.63	0.33	2.03	2.36	(0.35)	(0.30)	(0.65)
7/31/2016	20.97	0.30	(0.05)	0.25	(0.30)	(1.29)	(1.59)
7/31/2015	22.38	0.26	1.15	1.41	(0.27)	(2.55)	(2.82)
7/31/2014	21.61	0.31	2.19	2.50	(0.25)	(1.48)	(1.73)

Class R3
7/31/2018	21.12	0.29	1.29	1.58	(0.33)	(1.47)	(1.80)
7/31/2017	19.43	0.35	2.01	2.36	(0.37)	(0.30)	(0.67)
7/31/2016	20.77	0.32	(0.06)	0.26	(0.31)	(1.29)	(1.60)
7/31/2015	22.21	0.28	1.15	1.43	(0.32)	(2.55)	(2.87)
7/31/2014	21.46	0.30	2.19	2.49	(0.26)	(1.48)	(1.74)

28	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.05	8.18		0.85		0.97		1.63		$69,438	64
21.25	12.61		0.82		1.01		1.94		83,248	76
19.55	1.94		0.75		1.12		1.93		71,423	68
20.88	6.71		0.75		1.08		1.54		75,083	80
22.30	12.38		0.75		1.08		1.66		81,218	104

20.63	7.37		1.60		1.72		0.88		13,546	64
20.84	11.75		1.56		1.76		1.22		16,163	76
19.18	1.18		1.50		1.87		1.19		17,878	68
20.53	5.93		1.49		1.82		0.82		18,361	80
21.98	11.54		1.49		1.82		0.91		10,456	104

21.12	8.43		0.60		0.82		1.91		8,501	64
21.29	12.89		0.60		0.86		2.14		18,829	76
19.57	2.06		0.60		0.98		2.13		12,029	68
20.90	6.90		0.60		0.93		1.70		26,401	80
22.32	12.53		0.60		0.93		1.81		17,316	104

21.12	8.44		0.58		0.72		1.80		3,476	64
21.32	1.62	(d)	0.58	(e)	0.74	(e)	1.58	(e)	10	76

21.11	8.44		0.60		0.72		1.88		378,924	64
21.31	12.90		0.57		0.76		2.18		381,449	76
19.60	2.16		0.50		0.87		2.19		330,171	68
20.94	6.99		0.50		0.83		1.80		383,101	80
22.36	12.70		0.50		0.83		1.91		343,275	104

21.14	7.78		1.20		1.32		1.27		497	64
21.34	12.26		1.17		1.36		1.59		449	76
19.63	1.55		1.10		1.47		1.58		353	68
20.97	6.35		1.10		1.43		1.21		371	80
22.38	12.04		1.01		1.44		1.43		198	104

20.90	7.92		1.10		1.22		1.39		113	64
21.12	12.39		1.07		1.26		1.71		198	76
19.43	1.64		1.00		1.38		1.72		167	68
20.77	6.47		1.00		1.33		1.31		336	80
22.21	12.11		1.00		1.33		1.38		141	104

See Notes to Financial Statements.	29

Financial Highlights (continued)

CALIBRATED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
7/31/2018	$21.21	$0.33	$1.30	$1.63	$(0.37)	$(1.47)	$(1.84)
7/31/2017	19.51	0.40	2.02	2.42	(0.42)	(0.30)	(0.72)
7/31/2016	20.88	0.36	(0.05)	0.31	(0.39)	(1.29)	(1.68)
6/30/2015 to 7/31/2015(f)	20.80	0.02	0.06	0.08	–	–	–

Class R5
7/31/2018	21.30	0.39	1.30	1.69	(0.42)	(1.47)	(1.89)
7/31/2017	19.59	0.45	2.02	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.93	0.41	(0.05)	0.36	(0.41)	(1.29)	(1.70)
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

Class R6
7/31/2018	21.31	0.40	1.30	1.70	(0.42)	(1.47)	(1.89)
7/31/2017	19.60	0.38	2.09	2.47	(0.46)	(0.30)	(0.76)
7/31/2016	20.93	0.41	(0.04)	0.37	(0.41)	(1.29)	(1.70)
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

30	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.00	8.15		0.85		0.97		1.60		$12	64
21.21	12.65		0.81		0.97		1.96		12	76
19.51	1.88		0.75		1.09		1.92		10	68
20.88	0.38	(d)	0.75	(e)	1.06	(e)	1.41	(e)	10	80

21.10	8.45		0.60		0.72		1.87		13	64
21.30	12.91		0.55		0.72		2.21		12	76
19.59	2.17		0.49		0.83		2.18		10	68
20.93	0.38	(d)	0.50	(e)	0.82	(e)	1.64	(e)	10	80

21.12	8.50		0.58		0.72		1.90		2,247	64
21.31	12.91		0.58		0.72		1.81		2,353	76
19.60	2.22		0.47		0.74		2.21		10	68
20.93	0.38	(d)	0.47	(e)	0.70	(e)	1.64	(e)	10	80

See Notes to Financial Statements.	31

Financial Highlights (continued)

CALIBRATED MID CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
7/31/2018	$22.37	$0.21	$1.38	$1.59	$(0.26)	$(1.49)	$(1.75)
7/31/2017	20.22	0.34	2.14	2.48	(0.33)	–	(0.33)
7/31/2016	21.70	0.27	(0.06)	0.21	(0.28)	(1.41)	(1.69)
7/31/2015	22.04	0.24	1.92	2.16	(0.26)	(2.24)	(2.50)
7/31/2014	21.11	0.29	2.78	3.07	(0.23)	(1.91)	(2.14)

Class C
7/31/2018	21.89	0.04	1.35	1.39	(0.09)	(1.49)	(1.58)
7/31/2017	19.80	0.17	2.10	2.27	(0.18)	–	(0.18)
7/31/2016	21.33	0.12	(0.07)	0.05	(0.17)	(1.41)	(1.58)
7/31/2015	21.71	0.07	1.90	1.97	(0.11)	(2.24)	(2.35)
7/31/2014	20.89	0.13	2.75	2.88	(0.15)	(1.91)	(2.06)

Class F
7/31/2018	22.41	0.27	1.37	1.64	(0.29)	(1.49)	(1.78)
7/31/2017	20.24	0.38	2.15	2.53	(0.36)	–	(0.36)
7/31/2016	21.72	0.30	(0.07)	0.23	(0.30)	(1.41)	(1.71)
7/31/2015	22.06	0.27	1.93	2.20	(0.30)	(2.24)	(2.54)
7/31/2014	21.11	0.32	2.79	3.11	(0.25)	(1.91)	(2.16)

Class F3
7/31/2018	22.46	0.25	1.41	1.66	(0.33)	(1.49)	(1.82)
4/4/2017 to 7/31/2017(c)	21.83	0.06	0.57	0.63	–	–	–

Class I
7/31/2018	22.46	0.27	1.38	1.65	(0.32)	(1.49)	(1.81)
7/31/2017	20.30	0.38	2.16	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.32	(0.06)	0.26	(0.32)	(1.41)	(1.73)
7/31/2015	22.11	0.33	1.89	2.22	(0.32)	(2.24)	(2.56)
7/31/2014	21.16	0.34	2.79	3.13	(0.27)	(1.91)	(2.18)

Class R2
7/31/2018	22.38	0.14	1.37	1.51	(0.19)	(1.49)	(1.68)
7/31/2017	20.25	0.26	2.15	2.41	(0.28)	–	(0.28)
7/31/2016	21.79	0.18	(0.03)	0.15	(0.28)	(1.41)	(1.69)
7/31/2015	22.16	0.16	1.93	2.09	(0.22)	(2.24)	(2.46)
7/31/2014	21.19	0.22	2.81	3.03	(0.15)	(1.91)	(2.06)

Class R3
7/31/2018	22.39	0.15	1.39	1.54	(0.22)	(1.49)	(1.71)
7/31/2017	20.25	0.27	2.16	2.43	(0.29)	–	(0.29)
7/31/2016	21.78	0.22	(0.06)	0.16	(0.28)	(1.41)	(1.69)
7/31/2015	22.15	0.20	1.91	2.11	(0.24)	(2.24)	(2.48)
7/31/2014	21.18	0.23	2.82	3.05	(0.17)	(1.91)	(2.08)

32	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.21	7.52		0.95		0.98		0.96		$93,147	73
22.37	12.39		0.92		1.02		1.60		102,036	93
20.22	1.50		0.85		1.12		1.41		122,604	83
21.70	10.15		0.85		1.07		1.12		132,998	78
22.04	15.42		0.85		1.09		1.38		28,422	98

21.70	6.70		1.70		1.73		0.20		44,206	73
21.89	11.53		1.67		1.77		0.81		49,789	93
19.80	0.74		1.60		1.87		0.67		46,709	83
21.33	9.33		1.60		1.81		0.31		48,851	78
21.71	14.60		1.60		1.84		0.60		4,354	98

22.27	7.76		0.70		0.83		1.22		92,221	73
22.41	12.64		0.70		0.87		1.77		150,913	93
20.24	1.64		0.70		0.97		1.59		133,287	83
21.72	10.31		0.70		0.92		1.22		194,111	78
22.06	15.66		0.70		0.94		1.50		7,853	98

22.30	7.80		0.65		0.70		1.16		3,266	73
22.46	2.89	(d)	0.65	(e)	0.73	(e)	0.85	(e)	70	93

22.30	7.79		0.70		0.73		1.22		514,972	73
22.46	12.66		0.67		0.77		1.80		709,215	93
20.30	1.77		0.60		0.87		1.66		610,721	83
21.77	10.41		0.60		0.82		1.49		699,681	78
22.11	15.70		0.60		0.84		1.59		577,851	98

22.21	7.09		1.30		1.33		0.62		1,582	73
22.38	11.99		1.27		1.37		1.22		2,209	93
20.25	1.20		1.19		1.47		0.98		2,390	83
21.79	9.72		1.20		1.42		0.72		234	78
22.16	15.14		1.13		1.43		1.03		31	98

22.22	7.26		1.20		1.23		0.70		5,480	73
22.39	12.10		1.17		1.26		1.25		4,587	93
20.25	1.27		1.10		1.37		1.16		2,777	83
21.78	9.84		1.10		1.32		0.90		385	78
22.15	15.27		1.05		1.32		1.04		72	98

See Notes to Financial Statements.	33

Financial Highlights (concluded)

CALIBRATED MID CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
7/31/2018	$22.32	$0.21	$1.38	$1.59	$(0.28)	$(1.49)	$(1.77)
7/31/2017	20.20	0.29	2.18	2.47	(0.35)	–	(0.35)
7/31/2016	21.70	0.22	(0.01)	0.21	(0.30)	(1.41)	(1.71)
6/30/2015 to 7/31/2015(f)	21.60	(0.01)	0.11	0.10	–	–	–

Class R5
7/31/2018	22.46	0.26	1.38	1.64	(0.32)	(1.49)	(1.81)
7/31/2017	20.30	0.35	2.19	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.28	(0.02)	0.26	(0.32)	(1.41)	(1.73)
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

Class R6
7/31/2018	22.46	0.28	1.38	1.66	(0.33)	(1.49)	(1.82)
7/31/2017	20.30	0.32	2.22	2.54	(0.38)	–	(0.38)
7/31/2016	21.77	0.30	(0.04)	0.26	(0.32)	(1.41)	(1.73)
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

34	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.14	7.51		0.95		0.98		0.95		$4,307	73
22.32	12.38		0.93		1.00		1.34		3,624	93
20.20	1.51		0.84		1.12		1.20		937	83
21.70	0.46	(d)	0.85	(e)	1.06	(e)	(0.35	)(e)	10	78

22.29	7.75		0.70		0.73		1.17		4,611	73
22.46	12.66		0.68		0.75		1.62		1,821	93
20.30	1.78		0.59		0.87		1.46		310	83
21.77	0.46	(d)	0.60	(e)	0.82	(e)	–	(e)	10	78

22.30	7.80		0.65		0.70		1.27		6,277	73
22.46	12.68		0.64		0.70		1.45		7,267	93
20.30	1.79		0.59		0.74		1.61		102	83
21.77	0.46	(d)	0.59	(e)	0.70	(e)	–	(e)	10	78

See Notes to Financial Statements.	35

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Equity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust was formed on May 1, 2001 and is organized as a Delaware statutory trust. The Trust consists of the following two funds (each, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”) and Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”).

The investment objective of each Fund is total return. Each Fund has ten active classes of shares: Class A, C, F, F3, I, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2015 through July 31, 2018. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides

Notes to Financial Statements (continued)

office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rate:

First $2 billion	.60%
Over $2 billion	.55%

For the fiscal year ended July 31, 2018, for Calibrated Large Cap Value Fund and Calibrated Mid Cap Value Fund, the effective management fee, net of waivers, was at an annualized rate of .48% and ..57%, respectively.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended July 31, 2018 and continuing through November 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Classes
Fund	A, C, F, I, R2, R3, R4 and R5	F3 and R6
Calibrated Large Cap Value Fund	.60%	.58%
Calibrated Mid Cap Value Fund	.70%	.65%

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%
Distribution	–	.75%	.10%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended July 31, 2018 and continuing through November 30, 2018, the Distributor has contractually agreed to waive each Fund’s 0.10% Rule 12b-1 fee for Class F. This agreement may be terminated only by the Funds’ Board of Trustees.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2018:

	Distributor	Dealers’
	Commissions	Concessions
Calibrated Large Cap Value Fund	$12,190	$65,043
Calibrated Mid Cap Value Fund	18,269	99,080

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended July 31, 2018:

	Class A	Class C
Calibrated Large Cap Value Fund	$3,401	$ 573
Calibrated Mid Cap Value Fund	1,000	4,156

Other Related Parties

As of July 31, 2018, the percentages of Calibrated Large Cap Value Fund’s and Calibrated Mid Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
Fund of Funds	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	48.70%	21.84%
Lord Abbett Multi-Asset Global Opportunity Fund	3.41%	2.88%
Lord Abbett Multi-Asset Growth Fund	24.61%	17.51%
Lord Abbett Multi-Asset Income Fund	–	18.23%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended July 31, 2018 and fiscal year ended July 31, 2017 were as follows:

	Calibrated Large Cap Value Fund		Calibrated Mid Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/2018	7/31/2017	7/31/2018	7/31/2017
Distributions paid from:
Ordinary income	$27,112,983	$15,477,123	$48,959,128	$15,695,885
Net long-term capital gains	15,519,561	370,802	30,625,880	–
Total distributions paid	$42,632,544	$15,847,925	$79,585,008	$15,695,885

As of July 31, 2018, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Undistributed ordinary income – net	$10,524,646	$36,452,560
Undistributed long-term capital gains	8,035,727	19,982,735
Total undistributed earnings	18,560,373	56,435,295
Temporary differences	(45,911)	(77,093)
Unrealized gains – net	22,219,876	7,146,583
Total accumulated gains – net	$40,734,338	$63,504,785

Notes to Financial Statements (continued)

As of July 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Tax cost	$453,123,092	$763,131,607
Gross unrealized gain	40,714,802	46,364,957
Gross unrealized loss	(18,494,926)	(39,218,374)
Net unrealized security gain	$22,219,876	$7,146,583

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, futures and wash sales.

Permanent items identified during the fiscal year ended July 31, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
Calibrated Large Cap Value Fund	$(198,714)	$198,714
Calibrated Mid Cap Value Fund	(136,715)	136,715

The permanent differences are attributable to the tax treatment of certain securities and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2018 were as follows:

	Purchases	Sales
Calibrated Large Cap Value Fund	$303,596,440	$360,734,445
Calibrated Mid Cap Value Fund	658,009,962	967,556,974

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2018.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended July 31, 2018, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss)
Calibrated Large Cap Value Fund	$9,007,454	$165,657	$(17,573)
Calibrated Mid Cap Value Fund	2,735,362	9,156,938	682,750

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended July 31, 2018 (as described in note 2(f)) to manage cash. The Funds bear the risk that the underlying index will move unexpectedly, in which case each Fund may realize a loss. There is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of July 31, 2018, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Asset Derivatives	Equity Index Contracts	Equity Index Contracts
Futures Contracts(1)	$27,209	$49,202

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for the year ended July 31, 2018, were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
	Equity Index Contracts	Equity Index Contracts
Net Realized Gain(1)
Futures Contracts	$77,759	$494,276
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$ (1,495)	$ (4,374)
Average Number of Contracts/Notional Amounts*
Futures Contracts(3)	15	36

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended July 31, 2018.
(1)	Statements of Operations location: Net realized gain on futures contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(3)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Calibrated Large Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,342,933	$–	$1,342,933
Total	$1,342,933	$–	$1,342,933

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,342,933	$–	$–	$(1,342,933)	$–
Total	$1,342,933	$–	$–	$(1,342,933)	$–

		Calibrated Mid Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$3,530,378	$–	$3,530,378
Total	$3,530,378	$–	$3,530,378

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$3,530,378	$–	$–	$(3,530,378)	$–
Total	$3,530,378	$–	$–	$(3,530,378)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Funds by the counterparty as of July 31, 2018.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

During the fiscal year ended July 31, 2018, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary

Notes to Financial Statements (continued)

or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the fiscal year ended July 31, 2018, the Funds did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

During the fiscal year ended July 31, 2018, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of a Fund’s investment in an individual company will fluctuate in response to its changing prospects and movements in the equity securities markets in general. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

The market may fail to recognize for a long time the intrinsic value of particular value stocks each Fund may hold. The large companies in which Calibrated Large Cap Value Fund invests may be less able to respond quickly to certain market developments and may have slower rates of growth than smaller companies, especially over the short term. The mid-sized companies in which Calibrated Mid Cap Value Fund invests may be less able to weather economic shifts or other adverse developments than larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-

Notes to Financial Statements (continued)

sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Because each Fund invests in real estate investment trusts (“REITS”), they may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which they invest. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to each Fund’s exposure to foreign companies and American Depository Receipts, each Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Calibrated Large Cap Value Fund		July 31, 2018		July 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	377,658	$7,895,215	936,922	$19,301,115
Converted from Class C**	35,349	723,553	–	–
Reinvestment of distributions	232,927	4,644,572	85,962	1,711,506
Shares reacquired	(1,264,627)	(26,557,501)	(759,128)	(15,445,184)
Increase (decrease)	(618,693)	$(13,294,161)	263,756	$5,567,437

Class C Shares
Shares sold	73,011	$1,491,303	148,142	$2,991,589
Reinvestment of distributions	48,700	956,952	17,013	333,976
Shares reacquired	(204,561)	(4,167,677)	(322,027)	(6,489,558)
Converted to Class A**	(36,018)	(723,553)	–	–
Decrease	(118,868)	$(2,442,975)	(156,872)	$(3,163,993)

Class F Shares
Shares sold	221,232	$4,654,077	634,732	$12,927,846
Reinvestment of distributions	46,500	929,063	25,151	501,006
Shares reacquired	(749,643)	(15,821,628)	(390,130)	(8,034,218)
Increase (decrease)	(481,911)	$(10,238,488)	269,753	$5,394,634

Class F3 Shares(a)
Shares sold	219,148	$4,768,226	477	$10,018
Reinvestment of distributions	18,308	365,792	–	–
Shares reacquired	(73,381)	(1,525,814)	– (b)	(5)
Increase	164,075	$3,608,204	477	$10,013

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Large Cap Value Fund		July 31, 2018		July 31, 2017
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,652,786	$34,259,965	3,221,562	$68,056,755
Reinvestment of distributions	1,641,359	32,777,942	598,295	11,924,010
Shares reacquired	(3,244,017)	(68,203,469)	(2,766,922)	(56,917,204)
Increase (decrease)	50,128	$(1,165,562)	1,052,935	$23,063,561

Class R2 Shares
Shares sold	2,390	$48,347	3,178	$64,670
Reinvestment of distributions	83.00	1,671	30	599
Shares reacquired	–	–	(129)	(2,554)
Increase	2,473	$50,018	3,079	$62,715

Class R3 Shares
Shares sold	3,338.70	$69,371	9,347	$191,253
Reinvestment of distributions	971.50	19,265	315	6,237
Shares reacquired	(8,283.65)	(172,396)	(8,892)	(183,228)
Increase (decrease)	(3,973.45)	$(83,760)	770	$14,262

Class R4 Shares
Reinvestment of distributions	50.16	$998	18.99	$377
Increase	50.16	$998	18.99	$377

Class R5 Shares
Reinvestment of distributions	51.53	$1,028	20.14	$401
Increase	51.53	$1,028	20.14	$401

Class R6 Shares
Shares sold	13,083	$275,577	132,928.40	$2,809,378
Reinvestment of distributions	973	19,431	20.17	402
Shares reacquired	(18,056)	(376,290)	(23,082)	(481,313)
Increase (decrease)	(4,000)	$(81,282)	109,866.57	$2,328,467

		Year Ended		Year Ended
Calibrated Mid Cap Value Fund		July 31, 2018		July 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	619,128	$13,468,474	1,679,237	$35,497,914
Converted from Class C**	46,492	1,006,079	–	–
Reinvestment of distributions	314,468	6,650,991	81,537	1,685,378
Shares reacquired	(1,346,511)	(29,462,266)	(3,261,771)	(69,854,926)
Decrease	(366,423)	$(8,336,722)	(1,500,997)	$(32,671,634)

Class C Shares
Shares sold	269,496	$5,750,167	581,456	$12,105,415
Reinvestment of distributions	153,368	3,186,981	17,530	356,383
Shares reacquired	(612,512)	(13,088,378)	(683,426)	(14,184,831)
Converted to Class A**	(47,502)	(1,006,079)	–	–
Decrease	(237,150)	$(5,157,309)	(84,440)	$(1,723,033)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Calibrated Mid Cap Value Fund		July 31, 2018		July 31, 2017
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,088,479	$23,892,476	3,029,829	$64,743,734
Reinvestment of distributions	344,105	7,288,147	92,413	1,910,186
Shares reacquired	(4,025,626)	(89,171,459)	(2,971,997)	(63,307,648)
Increase (decrease)	(2,593,042)	$(57,990,836)	150,245	$3,346,272

Class F3 Shares(a)
Shares sold	171,438	$3,807,564	3,129	$69,083
Reinvestment of distributions	11,683	247,680	–	–
Shares reacquired	(39,809)	(867,387)	– (b)	(5)
Increase	143,312	$3,187,857	3,129	$69,078

Class I Shares
Shares sold	3,929,235	$88,945,264	6,788,001	$147,306,708
Reinvestment of distributions	2,701,171	57,264,830	512,414	10,617,214
Shares reacquired	(15,107,361)	(331,374,048)	(5,806,716)	(124,651,835)
Increase (decrease)	(8,476,955)	$(185,163,954)	1,493,699	$33,272,087

Class R2 Shares
Shares sold	24,908	$540,693	42,735	$908,969
Reinvestment of distributions	339	7,185	46	961
Shares reacquired	(52,734)	(1,156,162)	(62,092)	(1,341,805)
Decrease	(27,487)	$(608,284)	(19,311)	$(431,875)

Class R3 Shares
Shares sold	82,092	$1,791,200	139,373	$2,996,343
Reinvestment of distributions	17,767	376,668	1,985	41,126
Shares reacquired	(58,056)	(1,264,035)	(73,633)	(1,584,744)
Increase	41,803	$903,833	67,725	$1,452,725

Class R4 Shares
Shares sold	61,149	$1,326,654	165,642	$3,536,496
Reinvestment of distributions	3,206	67,622	490	10,103
Shares reacquired	(32,178)	(701,423)	(50,108)	(1,078,931)
Increase	32,177	$692,853	116,024	$2,467,668

Class R5 Shares
Shares sold	190,034	$4,165,715	67,938	$1,511,290
Reinvestment of distributions	8,634	183,040	287	5,952
Shares reacquired	(72,883)	(1,587,068)	(2,427)	(52,484)
Increase	125,785	$2,761,687	65,798	$1,464,758

Class R6 Shares
Shares sold	57,335	$1,249,949	387,886	$8,433,116
Reinvestment of distributions	12,247	259,635	562	11,638
Shares reacquired	(111,722)	(2,443,124)	(69,885)	(1,508,902)
Increase (decrease)	(42,140)	$(933,540)	318,563	$6,935,852

**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.
(b)	Amount is less than 1 share.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Equity Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Equity Trust (the “Trust”) comprising the Lord Abbett Calibrated Large Cap Value Fund, and Lord Abbett Calibrated Mid Cap Value Fund, including the schedules of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Equity Trust as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

September 21, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007-2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President in 2018 and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, joined Lord Abbett in 1994.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Pamela P. Chen (1978)	Vice President and Assistant Secretary	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 2001	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012 – 2016).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005 – 2014).

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Large Cap Value Fund	41%	42%
Calibrated Mid Cap Value Fund	31%	32%

Additionally, of the distributions paid to shareholders during the fiscal year ended July 31, 2018, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term capital gains	Long-term capital gains
Calibrated Large Cap Value Fund	$17,901,411	$15,519,561
Calibrated Mid Cap Value Fund	$35,529,922	$30,625,880

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Equity Trust Calibrated Large Cap Value Fund Calibrated Mid Cap Value Fund	CALIBRATED-2 (09/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$75,200	$75,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$75,200	$75,200

Tax Fees {b}	14,950	15,497
All Other Fees	- 0 -	- 0 -

Total Fees	$90,150	$90,697

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2018 and 2017 were:

	Fiscal year ended:
	2018		2017
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT EQUITY TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 21, 2018

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 21, 2018

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 21, 2018